UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

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UNITED STATES OF AMERICA            :     Criminal No.

                v.                  :     Filed

MOODY'S INVESTORS SERVICE, INC.,    :     Violation: 18 U.S.C. ss. 1505

                         Defendant.  :

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                                   INFORMATION

         The United States of America, acting through it attorneys, charges:

         1. MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"), a corporation organized and existing under the laws of the State of Delaware, is made a defendant herein.

                                       I.

                           DESCRIPTION OF THE OFFENSE

         2. On or about March 6, 1996, the Antitrust Division of the United States Department of Justice issued a civil investigative demand ("CID"), pursuant to the Antitrust Civil Process Act, 15 U.S.C. ss. 1311-1314, to the defendant, MOODY'S, in connection with an investigation involving debt securities ratings services. The Antitrust Division caused the CID to be served on Moody's, by both fax and mail, on or about March 6, 1996, in the Southern District of New York.

         3. On or about March 7, 1996, in the Southern District of New York, a now former employee of MOODY'S, with knowledge and intent to avoid, evade, prevent, or obstruct compliance, in whole or in part, with a CID duly and properly made under the Antitrust Civil Process Act, destroyed documentary material that was the subject of such demand.

         4. One or more MOODY'S executives, in addition to the one who destroyed documents, knew of, or should have known of, the destruction of documents called for by thc CID but took no steps to notify the Antitrust Division of the destruction before MOODY'S certified that it had produced all documents called for by the CID.


                                      II.

                                   BACKGROUND

         5. During the period covered by this information, MOODY'S was a corporation organized and existing under the laws of the State of Delaware, with its principal place of business in New York, New York, and was a wholly-owned subsidiary of Dun & Bradstreet Corporation.

         6. During the period covered by this information, MOODY'S was engaged in the business of rating the creditworthiness of debt securities issued by both private and governmental entities in the United States and abroad.

                                      III.

                              STATUTORY ALLEGATIONS

         7. On or about March 7, 1996, in the Southern District of New York, MOODY'S, through a now former employee, with intent to avoid, evade, prevent, and obstruct compliance, in whole or in part, with a CID duly and properly made under the Antitrust Civil Process Act, unlawfully, willfully, and knowingly withheld, concealed,


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

and destroyed and attempted to withhold, conceal, and destroy documentary material which was the subject of such demand.

         8. The aforesaid offense was carried out within the five years preceding the filing of this information, excluding the period during which the running of the statute of limitations was suspended pursuant to agreement with the defendant.

         IN VIOLATION OF TITLE 18, UNITED STATES CODE, SECTION 1505.


Dated:



 /s/ John M. Nannes                              /s/ Ralph T. Giordano
--------------------------------                --------------------------------
JOHN M. NANNES                                  RALPH T. GIORDANO
Acting Assistant Attorney General               Chief, New York Office

 /s/ James M. Griffin                            /s/ Stephen J. McCahey
--------------------------------                --------------------------------
JAMES M. GRIFFIN                                STEPHEN J. McCAHEY
Deputy Assistant Attorney General

 /s/ Scott D. Hammond                            /s/ Jacqueline Distelman
--------------------------------                --------------------------------
SCOTT D. HAMMOND                                JACQUELINE DISTELMAN
Director of Criminal Enforcement
Antitrust Division
U.S. Department of Justice                       /s/ Kevin B. Hart
                                                --------------------------------
                                                KEVIN B. HART

                                                 /s/ Melvin Lublinski
                                                --------------------------------
 /s/ Mary Jo White                              MELVIN LUBLINSKI
--------------------------------
MARY JO WHITE                                   Attorneys
United States Attorney                          Antitrust Division
Southern District of New York                   U.S. Department of Justice
                                                26 Federal Plaza, Room 3630
                                                New York, New York 10278
                                                (212) 262-0656





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